Exhibit 10.37

AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT (this “Amendment”) is made this 12th day of August, 2009 between Gregg Appliances, Inc., an Indiana corporation, hhgregg, Inc., a Delaware corporation, and Jerry W. Throgmartin (the “Executive”).

WHEREAS, Gregg Appliances, Inc. and Executive are parties to that certain Employment Agreement dated as of October 19, 2004, as amended pursuant to an Amendment to Employment Agreement dated as of April 12, 2007 between the parties and hhgregg, Inc. and an Amendment No. 2 to Employment Agreement dated December 29, 2008 (the “Employment Agreement”); and

WHEREAS, the parties wish to further amend the Employment Agreement effective as of August 5, 2009 to reflect a change in Executive’s title;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained, the parties hereby amend the Employment Agreement, effective as of August 5, 2009, as follows:

1. Section 1(a) of the Employment Agreement shall be deleted and replaced with the following:

(a) General. The Company hereby employs Executive, and Executive agrees, upon the terms and conditions herein set forth, to serve as the Executive Chairman of the Board of Directors of the Company. In such capacity, Executive shall perform such duties as may be delineated in the by-laws of the Company, and such other duties as may be assigned to Executive from time to time by the Board of Directors of the Company. Executive shall also serve as Executive Chairman of the Board of Directors of hhgregg, Inc. (“hhgregg”), and in such capacity shall perform such duties as may be delineated in the by-laws of hhgregg, and such other duties as may be assigned to Executive from time to time by the Board of Directors of hhgregg.

2. Except as amended hereby, the terms and conditions of the Employment Agreement shall continue unchanged and remain in full force and effect.

IN WITNESS WHEREOF, the Company, hhgregg, Inc. and the Executive have executed this Amendment effective as of the date above written.

GREGG APPLIANCES, INC.

By:	/s/ Charlie Young
Name:	Charlie Young
Title:	Chief Human Resources Officer

Dated:	8/12/09

hhgregg, Inc.

By:	/s/ Charlie Young
Name:	Charlie Young
Title:	Chief Human Resources Officer

Dated:	8/12/09

EXECUTIVE

/s/ Jerry W. Throgmartin
Jerry W. Throgmartin

Dated:	8/12/09